UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report: July 26, 2012

(Date of earliest event reported)

AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Walnut Street, Suite 1800, Cincinnati, Ohio	45202
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 810-7800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Securities Holders.

The Annual Meeting of Shareholders of Agilysys, Inc. was held on July 26, 2012. The following matters were voted on.

1.	Three Directors were elected to serve two-year terms expiring at the 2014 Annual Meeting of Shareholders. The vote results for Proposal 1 were as follows:

	For	Withheld	Broker Non-Votes
James H. Dennedy	12,897,371	370,162	2,108,608
Jerry C. Jones	12,921,902	345,631	2,108,608
John Mutch	12,922,934	344,599	2,108,608

2.	The Company’s executive compensation for its named executive officers was approved. The vote results for Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
13,091,055	162,169	14,308	2,108,608

3.	The appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013, was ratified. The vote results for Proposal 3 were as follows:

For	Against	Abstain
15,179,824	126,719	69,597

No proposal to adjourn or postpone the Annual Meeting was brought to vote, and no other business was brought before the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.

By:	/s/ Kyle C. Badger

Kyle C. Badger
Senior Vice President, General Counsel and Secretary

Date: July 31, 2012